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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           -------------------------

        Date of Report (Date of earliest event reported): August 13, 2002


                           CIRCOR INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)


           DELAWARE                001-14962                      04-3477276
----------------------------  ------------------------       -------------------
(State or other jurisdiction  (Commission file number)          (IRS employer
     of incorporation)                                       identification no.)


                                C/O CIRCOR, INC.
                          35 CORPORATE DRIVE, SUITE 290
                      BURLINGTON, MASSACHUSETTS 01803-4244
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (781) 270-1200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 9.  Regulation FD Disclosure.

         On August 13, 2002, CIRCOR International, Inc. (the "Company"), at the same time it filed with the Securities Exchange Commission (the "SEC") the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, submitted to the SEC written statements by the Company's Chief Executive Officer and Chief Financial Officer as required by 18 U.S.C. ss.1350 as implemented by Section 906 of the Sarbanes-Oxley Act of 2002. Copies of these written statements are posted under the investor relations link of the Company's website at www.circor.com.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CIRCOR INTERNATIONAL, INC.



Date:  August 13, 2002              /s/ David A. Bloss, Sr.
                                    -------------------------
                                    By: David A. Bloss, Sr.
                                        Chairman, President and Chief Executive
                                        Officer

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